CERTIFICATION PURSUANT TO SECTION 906 OF

                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Certified Shareholder Report of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") on Form N-CSR for the period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Fund hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, chapter 63 of title 18, United States Code) that to his knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: June 10, 2009                          /s/ David R. Bailin
                                             -----------------------------------
                                             David R. Bailin, President


Date: June 10, 2009                          /s/ Steven L. Suss
                                             -----------------------------------
                                             Steven L. Suss, Treasurer and
                                             Senior Vice President